E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except per share amounts)	September 30,		September 30,
	2006	2005	2006	2005

Revenues:
Rental and other property	$89,670	$81,881	$261,589	$239,819
Management and other fees from affiliates	1,872	1,601	3,526	9,108
	91,542	83,482	265,115	248,927

Expenses:
Property operating, excluding real estate taxes	23,307	21,254	68,017	62,167
Real estate taxes	7,535	7,066	22,305	20,517
Depreciation and amortization	20,666	20,323	61,432	59,945
Interest	18,525	18,566	57,012	54,866
Amortization of deferred financing costs	778	451	1,971	1,490
General and administrative	5,289	5,960	15,190	14,974
Other expenses	-	-	1,770	1,500
	76,100	73,620	227,697	215,459
Earnings from operations	15,442	9,862	37,418	33,468

Gain on sale of real estate	-	-	-	6,391
Interest and other income	1,701	4,978	4,749	7,932
Equity income (loss) in co-investments	(368)	(98)	(1,184)	17,217
Minority interests	(5,212)	(4,918)	(14,899)	(16,719)
Income before discontinued operations and
income tax provision	11,563	9,824	26,084	48,289
Income tax provision	(150)	(1,185)	(325)	(2,386)
Income before discontinued operations	11,413	8,639	25,759	45,903

Income and gain from discontinued operations,
net of minority interests	1,064	108	19,552	28,600
Net income	12,477	8,747	45,311	74,503
Dividends to preferred stockholders	(1,791)	(488)	(2,768)	(1,465)
Net income available to common stockholders	$10,686	$8,259	$42,543	$73,038

Net income per share - basic	$0.46	$0.36	$1.85	$3.17

Net income per share - diluted	$0.45	$0.35	$1.82	$3.13

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2006	2005	2006	2005

Rental and other property
Rental	$84,508	$77,294	$246,823	$226,437
Other property	5,162	4,587	14,766	13,382
Rental and other property	$89,670	$81,881	$261,589	$239,819

Management and other fees from affiliates
Management	$806	$665	$2,406	$2,915
Development and redevelopment	66	40	120	183
Promote interest from Fund I	1,000	896	1,000	6,010
Management and other fees from affiliates	$1,872	$1,601	$3,526	$9,108

General and administrative
General and administrative	$7,795	$7,703	$22,255	$20,113
Allocated to property operating expenses - administrative	(1,382)	(1,293)	(4,018)	(3,799)
Capitalized and incremental to real estate under development	(1,124)	(450)	(3,047)	(1,340)
Net general and administrative	$5,289	$5,960	$15,190	$14,974

Interest and other income
Interest income	$1,103	$175	$1,679	$459
Lease income	398	416	1,183	1,248
Participating loan (Condo conversion)	-	4,308	-	6,121
Gain from sale of Town & Country stock	-	-	1,687	-
Miscellaneous	200	79	200	104
Interest and other income	$1,701	$4,978	$4,749	$7,932

Equity income (loss) in co-investments
Equity income (loss) in co-investments	$(368)	$(91)	$(1,184)	$261
Gain on sale of co-investment activities, net	-	(7)	-	17,077
Early extinguishment of debt	-	-	-	(121)
Equity income (loss) in co-investments	$(368)	$(98)	$(1,184)	$17,217

Minority interests
Limited partners of Essex Portfolio, L.P.	$1,119	$826	$2,541	$4,568
Perpetual preferred distributions	2,559	2,559	7,677	7,677
Series Z and Z-1 incentive units	151	100	453	300
Third party ownership interests	317	392	1,021	969
Down REIT limited partners' distributions	1,066	1,041	3,207	3,205
Minority interests	$5,212	$4,918	$14,899	$16,719

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Nine Months Ended
(Dollars in thousands, except share and per share amounts)	September 30,			September 30,
	2006	2005	% Change	2006	2005	% Change

Funds from operations
Net income available to common stockholders	$10,686	$8,259		$42,543	$73,038
Adjustments:
Depreciation and amortization	20,666	20,323		61,432	60,093
Co-investments (1)	841	147		2,592	503
Gains not included in FFO (2)	(714)	-		(12,576)	(51,303)
Minority interests	1,376	937		4,931	7,707
Funds from operations	$32,855	$29,666		$98,922	$90,038
FFO per share-diluted	$1.26	$1.15	8.9%	$3.83	$3.51	9.2%

Components of the change in FFO
Non-recurring items:
Fund I - promote interest	(1,000)	(896)		(1,000)	(6,010)
Income generated from TRS activities, net of taxes and expenses	(456)	(1,845)		(456)	(3,658)
Deferred lease revenue on sale of RV parks					(1,134)
Legal settlement					1,500
Vista Pointe - promote distribution and fees				(8,221)
Net gain on sale of Town and Country stock				(717)
Impairment of property				800
Miscellaneous	(200)			(200)	121
Funds from operations excluding non-recurring items	31,199	26,925		89,128	80,857
FFO excluding non-recurring items per share-diluted	$1.19	$1.05	14.0%	$3.45	$3.15	9.6%

Changes in recurring items:
Same property NOI	$4,084			$9,802
Non-same property NOI	1,183			4,328
Management fees from joint ventures	167			(572)
Interest expense and amortization of deferred financing costs	(286)			(2,627)
Other items, net	(874)			(2,660)
	$4,274			$8,271

Weighted average number of shares outstanding diluted (3)	26,143,923	25,711,320		25,825,185	25,671,923
(1)	Amount includes the following: (i) depreciation addback for Fund II assets and minority interests, (ii) joint venture NOI, and (iii) City Heights land lease income not recognized for GAAP.
(2)	Amount includes accumulated depreciation on Peregrine Point condominium sales.
(3)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	September 30, 2006	December 31, 2005

Real Estate:
Land and land improvements	$561,582	$551,132
Buildings and improvements	2,103,595	1,932,113
	2,665,177	2,483,245
Less: accumulated depreciation	(457,220)	(398,476)
	2,207,957	2,084,769

Real estate under development	101,562	54,416
Investments	53,806	27,228
	2,363,325	2,166,413
Cash and cash equivalents	45,141	28,274
Other assets	37,407	29,488
Deferred charges, net	13,617	15,115
Total assets	$2,459,490	$2,239,290

Mortgage notes payable	$1,097,330	$1,104,918
Exchangeable bonds	225,000	225,000
Lines of credit	80,000	25,000
Other liabilities	88,608	67,998
Deferred gain	2,193	2,193
Total liabilities	1,493,131	1,425,109

Minority interests	227,761	233,214

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Series G cumulative convertible preferred stock, liquidation value	149,500	-
Additional paid-in-capital	658,455	632,646
Distributions in excess of accumulated earnings	(92,849)	(77,341)
Accumulated other comprehensive income (loss)	(1,510)	660
Total stockholders' equity	738,598	580,967
Total liabilities and stockholders' equity	$2,459,490	$2,239,290

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - September 30, 2006
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	65%	$910,895	6.4%	4.6
Tax exempt variable (1)	13%	186,435	4.8%	25.0
Total mortgage notes payable	78%	1,097,330	6.2%	8.1

Exchangeable bonds (2)	16%	225,000	3.6%

Line of credit - secured (3)	6%	80,000	6.3%
	6%	80,000	6.3%
Total debt	100%	$1,402,330	5.8%

Scheduled principal payments (excludes lines of credit)

	2006	$-
	2007	69,541
	2008	147,200
	2009	24,764
	2010	157,388
	Thereafter	923,437
	Total	$1,322,330

Capitalized interest for the quarter ended September 30, 2006 was approximately $1,153.

(1) Subject to interest rate protection agreements.
(2)		Exchangeable bonds total $225 million and mature in November 2025. This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by Essex Property Trust, Inc.
(3)	Secured line of credit commitment is $100 million and matures in January 2009.
This line is secured by eight of Essex's apartment communities. The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - September 30, 2006
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,402,330

Common stock and potentially dilutive securities
Common stock outstanding	23,177
Limited partnership units (1)	2,461
Options-treasury method	250
Total common stock and potentially dilutive securities	25,888	shares

Common stock price per share as of September 30, 2006	$121.40

Market value of common stock and potentially dilutive securities	$3,142,803

Perpetual preferred units/stock	$304,500

Total equity capitalization	$3,447,303

Total market capitalization	$4,849,633

Ratio of debt to total market capitalization	28.9%

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended September 30, 2006 and 2005
(Dollars in thousands)
	Southern California			Northern California			Seattle			Other real estate assets (1)			Total
	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Revenues:
Same property revenue	$47,383	$44,750	5.9%	$17,122	$15,521	10.3%	$13,035	$11,718	11.2%	$2,603	$2,401	8.4%	$80,143	$74,390	7.7%
Non same property revenue (2)	5,727	4,246		1,863	1,242		1,346	1,420		591	583		9,527	7,491
Total Revenues	$53,110	$48,996		$18,985	$16,763		$14,381	$13,138		$3,194	$2,984		$89,670	$81,881

Property operating expenses:
Same property operating expenses	$15,164	$14,446	5.0%	$5,692	$5,357	6.3%	$5,017	$4,510	11.2%	$1,286	$1,177	9.3%	$27,159	$25,490	6.5%
Non same property operating expenses (2)	1,819	1,374		684	369		511	510		669	577		3,683	2,830
Total property operating expenses	$16,983	$15,820		$6,376	$5,726		$5,528	$5,020		$1,955	$1,754		$30,842	$28,320

Net operating income:
Same property net operating income	$32,219	$30,304	6.3%	$11,430	$10,164	12.5%	$8,018	$7,208	11.2%	$1,317	$1,224	7.6%	$52,984	$48,900	8.4%
Non same property operating income (2)	3,908	2,872		1,179	873		835	910		(78)	6		5,844	4,661
Total net operating income	$36,127	$33,176		$12,609	$11,037		$8,853	$8,118		$1,239	$1,230		$58,828	$53,561

Same property operating margin	68%	68%		67%	65%		62%	62%		51%	51%		66%	66%

Same property turnover percentage	60%	59%		66%	61%		64%	71%		80%	60%		63%	62%

Same property concessions	$181	$143		$34	$155		$6	$74		$10	$39		$231	$410

Average same property concessions per turn (3)	$104	$84		$48	$248		$8	$94		$42	$218		$68	$124

Net operating income percentage of total	61%	62%		21%	21%		15%	15%		3%	2%		100%	100%

Loss to lease (4)	$8,011			$8,869			$2,784			$385			$20,049
Loss to lease as a percentage
of rental income	3.8%			10.3%			4.7%			4.8%			5.7%

Reconciliation of apartment units at end of period

Same property apartment units	11,602			4,231			4,452			1,177			21,462

Consolidated Apartment Units	12,957	12,784		5,318	4,621		4,943	4,956		1,177	1,177		24,395	23,538
Joint Venture	480	598		2,101	1,299		515	515		-	-		3,096	2,412
Under Development (5)	543	637		238	-		127	-		-	-		908	637
Total apartment units at end of period	13,980	14,019		7,657	5,920		5,585	5,471		1,177	1,177		28,399	26,587

Percentage of total	49%	53%		27%	22%		20%	21%		4%	4%		100%	100%

Average same property financial occupancy	96.6%	96.8%		97.0%	96.6%		97.1%	97.1%		94.9%	95.6%		96.7%	96.8%

(1)
Includes apartment communities located in other geographic areas including four properties in Portland, Oregon and one property in Houston, Texas, and other rental properties including commercial properties.

(2)	Includes properties which subsequent to June 30, 2005 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same property concessions per turn is the dollar amount per unit resulting from the same property concessions divided by the product of the same property turnover percentage times the same property apartment units.

(4)
Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

(5)	Fund II owns 395 of the units under development as of September 30, 2006.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same Property Revenue by County - Quarters ended September 30, 2006, September 30, 2005 and June 30, 2006
(Dollars in thousands)

		Average Property Rental Rates			Property Revenue			Property Revenue
		September 30,	September 30,		September 30,	September 30,		June 30,	Sequential
Region	Units	2006	2005	% Change	2006	2005	% Change	2006	% Change

Southern California
Ventura County	2,236	$1,329	1,263	5.2%	$9,120	$8,570	6.4%	$8,798	3.7%
Los Angeles County	4,285	1,477	1,376	7.3%	19,849	18,729	6.0%	19,218	3.3%
Orange County	2,037	1,465	1,361	7.6%	9,095	8,464	7.5%	8,907	2.1%
San Diego County	2,768	1,029	986	4.4%	8,651	8,279	4.5%	8,490	1.9%
Riverside County	276	820	778	5.4%	668	708	-5.6%	681	-1.9%
Total Southern California	11,602	$1,324	$1,244	6.4%	$47,383	$44,750	5.9%	$46,094	2.8%

Northern California
San Francisco MSA	175	$1,563	1,439	8.6%	$838	$778	7.7%	$806	4.0%
Santa Clara County	1,870	1,396	1,259	10.9%	7,962	7,050	12.9%	7,736	2.9%
Alameda County	1,116	1,113	1,050	6.0%	3,794	3,552	6.8%	3,727	1.8%
Contra Costa County	1,070	1,393	1,291	7.9%	4,528	4,141	9.3%	4,419	2.5%
Total Northern California	4,231	$1,328	$1,219	8.9%	$17,122	$15,521	10.3%	$16,688	2.6%

Seattle	4,452	$916	$831	10.2%	$13,035	$11,718	11.2%	$12,471	4.5%

Other real estate assets	1,177	$714	$659	8.3%	$2,603	$2,401	8.4%	$2,550	2.1%

Total same property revenue	21,462	$1,206	$1,122	7.5%	$80,143	$74,390	7.7%	$77,803	3.0%

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - September 30, 2006
(Dollars in millions)
		Estimated Units	Total Incurred to Date	Estimated Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy/ Sale	Stabilized Operations/ Last Sale
Development Projects
Project Name	Location

Northwest Gateway	Los Angeles, CA	275	$ 23.5	$ 47.6	$ 71.1	Jan-06	Dec-07	Dec-07	Oct-08
100 Grand	Oakland, CA	238	8.4	87.8	96.2	Feb-07	Feb-09	Feb-09	Jul-09

Consolidated - Development Projects		513	31.9	135.4	167.3

Development Projects - Fund II
Project Name	Location
Lake Union	Seattle, WA	127	6.6	28.8	35.4	Aug-06	Jan-08	Jan-08	Jun-08
Studio City	Studio City, CA	149	21.3	32.0	53.3	Apr-07	Jan-09	Jan-09	Apr-09
Chatsworth (1)	Chatsworth, CA	119	0.7	38.7	39.4	Jun-07	May-09	May-09	Sep-09
Fund II - Development Projects		395	28.6	99.5	128.1
Total - Development Projects		908	60.5	234.9	295.4

Predevelopment Projects

Project Name	Location
Moorpark	Moorpark, CA	-	-	-	-	Jul-07	Apr-09	Apr-09	Dec-09
Berkeley	Berkeley, CA	-	-	-	-	Sep-07	Sep-09	Sep-09	Mar-10
Hollywood	Hollywood, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Dec-10
Tasman	Sunnyvale, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Sep-11
River Oaks	San Jose, CA	-	-	-	-	Jan-10	Sep-13	Jan-12	Jul-14
Other Predevelopment Projects (2)		-	-	-	-
		1,845	40.5	516.5	557.0

Other Projects (TRS)
Project Name	Location
Tracy	Tracy, CA	30	-	-	-	Aug-05	Nov-06	Dec-06	Mar-07
Peregrine Pointe (3)	Issaquah, WA	38	-	-	-	Jan-06	Dec-06	Jul-06	Mar-07
View Pointe	Newcastle, WA	24	-	-	-	May-07	Jul-08	Jul-08	Nov-08
Archer	San Jose, CA	45	-	-	-	Aug-07	Dec-08	Dec-08	Mar-09
		137	21.4	24.9	46.3
Development Joint Ventures (4)		-	7.8	1.0	8.8

Grand Total - Development Pipeline		2,890	130.2	777.3	907.5

(1)	Fund II expects to close on the Chatsworth property during the fourth quarter of 2006.
(2)	There are two additional predevelopment projects, one is located in Northern California and one in Southern California.
(3)	The property is in the process of being converted and sold as condominium units. Twenty eight units have been sold as of September 30, 2006.
(4)	The Company has entered into four joint venture development projects with third parties. Total estimated costs are not determinable at this time, except for $1.0 in additional commitments as of September 30, 2006.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Communities - September 30, 2006
(Dollars in thousands)

		Total	Estimated	Estimated
		Incurred	Remaining	Total	Redevelopment
Project Name	Units	To Date	Cost	Cost	Start Date

Mira Woods, Mira Mesa, CA	355	4,457	1,550	6,007	Sep-04

Palisades - Phase I and II, Bellevue, WA	192	4,451	2,120	6,571	Sep-04

Avondale at Warner Center, Woodland Hills, CA	446	8,706	3,232	11,938	Oct-04

Sammamish View, Bellevue, WA	153	1,726	1,605	3,331	Dec-05

Woodland/Foothill Commons, Bellevue, WA	596	131	3,235	3,366	Apr-06

Pathways, Long Beach, CA	296	107	10,590	10,697	Jul-06

Montclaire - Phase I - III, Sunnyvale, CA	390	2,135	12,943	15,078	Aug-06

Treetops, Fremont, CA	172	86	8,172	8,258	Sep-06

Total	2,600	$ 21,799	$ 43,447	$ 65,246

Re-stabilized Communities - Third Quarter 2006

Bridle Trails, Kirkland, WA

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.
									For three months
Investments - September 30, 2006		Essex	Total Fund		Debt				months ended
(In thousands)		Book	Estimated				Interest	Maturity	9/30/2006
		Value	Value	Units	Amount	Type	Rate	Date	NOI
Joint Ventures

Essex Apartment Value Fund, L.P. (Fund I)
	Net assets (1)	$582	$2,378						$-

Essex Apartment Value Fund II, L.P. (Fund II)
	Alderwood Park, Newark, CA			96	7,177	Fixed	5.56%	Jun-2015
	Carlmont Woods, Belmont, CA			195	13,180	Fixed	4.89%	Dec-2013
	Davey Glen, Belmont, CA			69	6,654	Fixed	6.13%	Aug-2016
	Echo Ridge, Snoqualmie, WA			120	13,508	Fixed	5.01%	Sep-2014
	Enclave, San Jose, CA			637	22,245	Fixed	7.26%	Jan-2018
	Enclave, San Jose, CA			-	60,000	Variable	3.64%	Dec-2029
	Harbor Cove, Foster City, CA			400	35,540	Fixed	4.89%	Dec-2013
	Morning Run, Monroe, WA			222	13,960	Fixed	5.10%	Oct-2014
	Parcwood, Corona, CA			312	25,877	Fixed	4.89%	Dec-2013
	Regency Towers, Oakland, CA			178	11,265	Fixed	5.16%	Mar-2014
	Renaissance, Los Angeles, CA			168	23,497	Fixed	6.51%	May-2011
	Tower @ 801, Seattle, WA			173	19,691	Fixed	4.91%	Aug-2014
	Total	39,706	432,284	2,570	252,594				4,797

Fund II - Development Pipeline (2)
	Lake Union, Seattle, WA			127
	Studio City, Studio City, CA			149
	Chatsworth, Chatsworth, CA			119
	Total	5,492	28,637	395

	Line of credit				36,650	Var.	LIBOR+0.875%	Jun-2007
		45,198	460,921	2,965	289,244

	Capitalized costs	720
		45,918

Mountain Vista Apartments (3)		6,806							1,165
Other		500							-

		$53,806

(1)	Net assets primarily consist of cash proceeds less estimated liabilities which includes the $1 million in promote due the Company.
(2)	See S-9 for more detail about the Fund II Development Pipeline.
(3)	Included in FFO for Q3 is $196 for the Company's preferred interest in this property, and the approximate fair value of this investment is $14 million
	as of September 30, 2006.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Co-Investments - September 30, 2006
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment properties. In accordance with FIN 46R, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investment transactions:

					Operations for the quarter ended
	Balance as of September 30, 2006				September 30, 2006
	Investment in	Related	Minority	Down-REIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

Down-REITs:
Anchor Village	$10,764	$10,750	$2,505	118,988	$673	$282	$391
Barkley Apartments	9,567	5,009	2,320	80,302	600	217	383
Brookside Oaks	20,836	14,393	9,363	230,938	616	200	416
Capri at Sunny Hills	16,296	11,751	4,069	188,467	604	159	445
Brentwood Apartments	13,684	9,538	3,951	90,591	565	183	382
Hidden Valley (Parker Ranch)	45,685	33,686	6,089	62,647	1,360	371	989
Highridge Apartments	20,773	18,772	6,699	321,249	1,362	381	981
Montejo Apartments	8,999	5,921	1,534	38,038	439	128	311
Treehouse Apartments	12,195	7,972	3,264	75,700	586	168	418
Valley Park Apartments	15,720	10,099	820	60,892	690	179	511
Villa Angelina Apartments	20,879	13,656	2,611	62,339	942	259	683

	195,398	141,547	43,225	1,330,151	8,437	2,527	5,910

Other Co-investments transactions:
Derian Office Building	17,203	-	-	n/a (note 2)	481	121	360
City Heights	31,285	32,850	-	n/a (note 3)	2,217	776	1,441
The Bluffs	8,959	12,414	(151)	n/a	731	220	511

(1) Represents the number of Down-REIT units that are currently outstanding. Generally, Down-REIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.

(2) Essex has mortgage loans to the owners of this property with an aggregate principal balance outstanding of $23.9 million as of September 30, 2006.

(3) The Company owns the land and has leased the improvements to an unrelated third-party investor. The leashold interest entitles the Company to receive a monthly payment during the 34 year term of the lease. The Company may sell its interest in the property starting 2007, in which case the Company is entitled to receive 20% of the net sales price (without considering related debt), plus unpaid subordination fees. The cumulative unrecognized subordination fees of approximately $8.5 million as of September 30, 2006 will be recorded as income for GAAP and FFO purposes when paid to Essex.

See Company's 10-Q for additional disclosures

	ESSEX PROPERTY TRUST, INC.
	Real Estate Information as of September 30, 2006
						Square		Year	Year
	Property Name	Address	City	State	Units	Footage		Acquired	Built

	MULTIFAMILY COMMUNITIES

	SAN FRANCISCO BAY AREA
	Santa Clara County
1	Pointe at Cupertino, The (Westwood)	19920 Olivewood Street	Cupertino	CA	116	135,200		1998	1963
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200		2000	2000
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463		2005	1998
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000		2004	2002
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600		2000	2000
1	Le Parc (Plumtree)	440 N. Winchester Avenue	Santa Clara	CA	140	113,200		1994	1975
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200		1994	1974
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600		1995	1989
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900		2000	1973
1	Oak Pointe	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100		1988	1973
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500		1988	1988
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800		1989	1989
				10%	2,897	2,448,763
	Alameda County
1	Stevenson Place (The Apple)	4141 Stevenson Blvd.	Fremont	CA	200	146,200		1983	1971
1	Waterstone at Fremont (Mountain Vista )	39600 Fremont Blvd	Fremont	CA	526	433,100		2000	1975
1	Treetops	40001 Fremont Blvd.	Fremont	CA	172	131,200		1996	1978
1	Wimbeldon Woods	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400		1998	1975
1	Regency Towers	1130 Third Ave.	Oakland	CA	178	140,900		2005	1975
	100 Grand	100 Grand Avenue	Oakland	CA	238	205,026
1	Summerhill Commons	36826 Cherry Street	Newark	CA	184	139,000		1987	1987
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624		2006	1987
				7%	1,916	1,527,424
	Contra Costa County
1	San Marcos (Vista del Mar)	Hilltop Drive at Richmond Pkwy	Richmond	CA	432	407,600		2003	2003	120 units 2005
1	Bel Air (The Shores)	2000 Shoreline Drive	San Ramon	CA	462	391,000		1995	1988	114 units 2000
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100		1997	1985
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700		1997	1985
				4%	1,070	1,005,400
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200		2004	1971
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600		2004	1971
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974		2006	1962
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505		2006	1948
				5%	1,361	1,091,279

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco,CA	CA	99	64,000		1999	1973
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300		2004	1963
				1%	175	142,300

29	Total San Francisco Bay Area			27%	7,419	6,215,166

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Hampton Court (Columbus)	1136 N. Columbus Avenue	Glendale	CA	83	71,500		1999	1974
1	Hampton Place (Loraine)	245 W. Loraine Street	Glendale	CA	132	141,500		1999	1970
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800		2002	1987
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700		1991	1975
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600		1998	1968
1	City Heights	209 S. Westmoreland	Los Angeles	CA	687	424,100		2000	1968
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400		1998	1989
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100		1997	1979
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108		2005	1991
	Northwest Gateway	1302 West 2nd St.	Los Angeles	CA	275	225,000
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000		1997	1988
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600		1997	1988
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268		2006	1990
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200		2004	1971
1	Mirabella (Marina View)	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800		2000	2000
1	Hillcrest Park (Mirabella)	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900		1998	1973
1	Monterra del Mar (Windsor Terrace)	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400		1997	1972
1	Monterra del Rey (Glenbrook)	350 Madison	Pasadena	CA	84	73,100		1999	1972
1	Monterra del Sol (Euclid)	280 South Euclid	Pasadena	CA	85	69,200		1999	1972
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900		2004	2002
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200		1997	1972
	Studio City	4043 Radford Avenue	Studio City	CA	149	127,238
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700		2003	1964
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000		1999	1970
				19%	5,214	4,206,076
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000		1996	1985
1	Mountain View	649 E. Las Posas Road	Camarillo	CA	106	83,900		2004	1980
	Chatsworth	Topanga Blvd	Lassen	CA	119	125,400
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200		2000	1987
1	Tierra Vista	Rice and Gonzales	Oxnard	CA	404	387,100		2001	2001
1	Monterey Villas (Village Apartments)	1040 Kelp Lane	Oxnard	CA	122	122,100		1997	1974
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500		1996	1986
1	Hidden Valley (Parker Ranch)	5065 Hidden Park Court	Simi Valley	CA	324	310,900		2004	2004
1	Lofts at Pinehurst,The (Villa Scandia)	1021 Scandia Avenue	Ventura	CA	118	71,100		1997	1971
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200		2004	1973
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500		2004	1987
				8%	2,236	1,933,500
	Santa Barbara County
1	Chimney Sweep		Isle Vista	CA	91			2006	1967
1	CBC		Isle Vista	CA	148			2006	1962
				1%	239	179,908
	SOUTHERN CALIFORNIA (cont'd)
	Orange County
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	(1)	1997	1992
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970
1	Brentwood Apartment Homes (Hearthstone)	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970
				8%	2,037	1,872,200
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986
1	Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400		2002	1971
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963
1	Coral Gardens	425 East Bradley	El Cajon	CA	200	182,000		2002	1976
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969
1	Grand Regacy	2050 E. Grand Ave.	Escondido	CA	60	42,400		2002	1967
1	Mira Woods Villa	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974
1	Emerald Palms	2271 Palm Ave.	San Diego	CA	152	133,000		2002	1986
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975
1	Carlton Heights	9705 Carlton Hills Blvd.	Santee	CA	70	48,400		2002	1979
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983
				11%	3,123	2,375,500
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988
				2%	588	477,200

66	Total Southern California			49%	13,437	11,044,384

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	360	288,300		1990	1978
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	Sold 28 condos
1	Peregrine Point	21209 SE 42nd Street	Issaquah	WA	38	85,900		2003	2003
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	16 units 2006
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	73,400		1997	1986
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994
	Lake Union	2833 - 2851 Eastlake Avenue	Seattle	WA	127	-
1	Maple Leaf	7415 5th Avenue, NE	Seattle	WA	48	35,500		1997	1986
1	Spring Lake	12528 35th Avenue, NE	Seattle	WA	69	42,300		1997	1986
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	(2)	1994	1990
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000
29	Total Seattle Metropolitan Area			20%	5,458	4,703,445

	OTHER REAL ESTATE ASSETS
1	St. Cloud Apartments	6525 Hilcroft	Houston	TX	302	306,800		2002	1968
1	Jackson School Village	300 NE Autumn Rose Way	Hillsboro	OR	200	196,800		1996	1996
1	Landmark Apartments	3120 NW John Olsen Ave.	Hillsboro	OR	285	282,900		1996	1990
1	Meadows @ Cascade Park	314 SE 19th Street	Vancouver	WA	198	199,300		1997	1989
1	Village @ Cascade Park	501 SE 123rd Avenue	Vancouver	WA	192	178,100		1997	1989
5				4%	1,177	306,800

	129	Multifamily Properties		100%	27,491	22,269,795
	5	Multifamily Properties Under Construction			908

	Avg. square footage	810
	Avg. units per property	213
	Avg. age of property	2004

	(1) Also has 11,836 square feet of commercial/retail space.
	(2) Also has 9,512 square feet of commercial space.

	OTHER REAL ESTATE ASSETS
	Manufactured Housing Communities
	Green Valley	2130 Sunset Dr.	Vista	CA	157	pads		2002	1973
	Recreational Vehicle Parks
	Circle RV	1835 E. Main St.	El Cajon	CA	179	spaces		2002	1977
	Vacationer	1581 E. Main St.	El Cajon	CA	159	spaces		2002	1973
	Office Buildings
	Essex Corporate Headquarter Bldg.	925 E. Meadow Dr.	Palo Alto	CA		17,400		1997	1988
	Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983
	Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982
						166,340

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period: Trailing 12 Months September 2006

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (2005**)	2005 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Nassau-Suffolk	$471,000	78%	740,000	3,894	0.5%	240,000	266	0.1%	4,160	0.4%
New York PMSA	$461,000	50%	760,000	2,078	0.3%	2,920,000	21,476	0.7%	23,554	0.6%
Boston	$431,000	72%	1,530,000	6,775	0.4%	670,800	7,266	1.1%	14,041	0.6%
Philadelphia	$231,000	108%	1,532,000	12,668	0.8%	515,100	3,603	0.7%	16,271	0.8%
Baltimore	$282,000	100%	797,000	6,876	0.9%	268,000	2,244	0.8%	9,120	0.9%
Minneapolis	$233,000	121%	818,000	13,787	1.7%	351,800	2,667	0.8%	16,454	1.4%
Wash. D.C. PMSA	$441,000	80%	1,299,000	19,990	1.5%	644,300	10,206	1.6%	30,196	1.6%
Chicago	$275,001	196%	1,700,000	31,745	1.9%	1,404,900	16,484	1.2%	48,229	1.6%
Denver	$254,000	108%	582,000	14,691	2.5%	274,900	4,114	1.5%	18,805	2.2%
Miami/Ft. Lauderdale	$386,000	53%	717,000	16,972	2.4%	876,000	22,205	2.5%	39,177	2.5%
Dallas-Ft. Worth	$147,000	166%	1,381,000	49,115	3.6%	650,000	11,210	1.7%	60,325	3.0%
Phoenix	$268,000	83%	970,000	41,027	4.2%	360,500	7,634	2.1%	48,661	3.7%
Houston	$145,000	163%	1,027,000	55,776	5.4%	547,700	12,555	2.3%	68,331	4.3%
Atlanta	$171,000	158%	1,122,000	58,821	5.2%	467,800	12,150	2.6%	70,971	4.5%
Orlando	$261,000	85%	482,000	25,041	5.2%	201,500	7,501	3.7%	32,542	4.8%
Austin	$167,001	255%	326,000	18,844	5.8%	169,900	7,886	4.6%	26,730	5.4%
Las Vegas	$313,000	68%	440,000	25,427	5.8%	215,700	11,299	5.2%	36,726	5.6%
Totals	$290,589	117%	16,223,000	403,527	2.5%	10,778,900	160,766	1.5%	564,293	2.1%

Seattle	$342,000	81%	656,000	11,001	1.7%	354,487	8,672	2.4%	19,673	1.9%
Portland	$253,000	99%	561,000	11,236	2.0%	225,335	4,777	2.1%	16,013	2.0%

San Francisco	$755,000	44%	368,000	965	0.3%	344,000	3,847	1.1%	4,812	0.7%
Oakland	$655,000	50%	625,000	5,272	0.8%	270,000	4,840	1.8%	10,112	1.1%
San Jose	$711,000	52%	388,000	2,230	0.6%	192,000	3,227	1.7%	5,457	0.9%

Los Angeles	$505,000	45%	1,877,000	10,847	0.6%	1,392,963	12,912	0.9%	23,759	0.7%
Ventura	$564,000	58%	199,000	1,527	0.8%	53,295	1,113	2.1%	2,640	1.0%
Orange	$696,000	46%	628,000	4,119	0.7%	340,800	3,402	1.0%	7,521	0.8%
San Diego	$615,000	40%	664,000	5,184	0.8%	375,664	3,625	1.0%	8,809	0.8%

PNW	$300,974	89%	1,217,000	22,237	1.8%	579,822	13,449	2.3%	35,686	2.0%

No Cal	$697,381	49%	1,381,000	8,467	0.6%	806,000	11,914	1.5%	20,381	0.9%

So Cal	$565,787	45%	3,368,000	21,677	0.6%	2,162,722	21,052	1.0%	42,729	0.8%

ESSEX	$542,229	55%	5,966,000	52,381	0.9%	3,548,543	46,415	1.3%	98,796	1.0%
Permits: Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources: SF Prices - National Association of Realtors,Rosen Consulting Group : Permits, Total Residential Stock - U.S. Census, Axiometrics
Median Home Prices - National Association of Realtors; DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex
Single Family - Multi-Family Breakdown of Total Resdiences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (6.0%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.
**2005 Median Home Prices - 3rd Quarter Estimates: Nationall Realtors Association

Essex Markets Forecast 2006: Supply, Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	2,300	0.6%	11,000	1.6%	46,000	3.3%	8.50%	95.50%
Portland	3,250	1.4%	11,000	2.0%	27,000	2.8%	5.00%	95.00%

San Francisco	2,300	0.6%	1,000	0.3%	14,000	1.5%	8.50%	96.50%
Oakland	2,300	0.8%	6,700	1.1%	20,000	1.9%	7.00%	96.00%
San Jose	2,400	1.2%	2,300	0.6%	12,000	1.4%	8.00%	96.00%
No. Cal.	7,000	0.9%	10,000	0.7%	46,000	1.6%	7.75%	96.00%

Ventura	700	1.3%	2,500	1.2%	7,000	2.5%	4.50%	95.50%
Los Angeles	9,200	0.6%	10,000	0.5%	60,000	1.5%	5.00%	96.00%
Orange	4,000	0.8%	4,500	0.7%	27,000	1.8%	5.50%	96.00%
San Diego	4,800	1.2%	9,000	1.3%	24,000	1.9%	3.50%	95.50%
So. Cal.	18,700	0.8%	26,000	0.8%	118,000	1.6%	4.75%	95.75%

All data is an Essex Forecast

U.S. Economic Assumptions: G.D.P. - 3.75% Growth, Jobs - 1.7% Growth

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 Month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not
Seasonally Adjusted) projected through December 2006 over the comparable actual figures for December 2005. The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the December 2005 base.

***The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Occupnacy Rates at the end of 2006. The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for
December 2006 vs.December 2005 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio).
The estimated Year End Occupancy represents Essex's forecast of Market Occupancy Rates for December 2006.